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                                                                    EXHIBIT 23.2


                        CONSENT OF INDEPENDENT AUDITORS
                        -------------------------------

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated October 8, 1998 relating to the consolidated financial statements of Goodnoise Corporation, which appears in Goodnoise Corporation's registration statement Form 10SB12G/A dated December 24, 1998.



/s/ PricewaterhouseCoopers LLP
San Jose, California
July 9, 1999